UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported)  December 19, 2014

BLUE CALYPSO, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

                                                                                                                                                        000-53981                                                            20-8610073

                                                                                                                                                      (Commission File Number)                                   (IRS Employer Identification No.)

                                                                                                                                  19111 North Dallas Parkway, Suite 200

                                                                                                                                                  Dallas, TX                                                                         75287

                                                                                                                                    (Address of principal executive offices)                                                           (Zip Code)

(972) 695-4776

(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.

On December 19, 2014, Blue Calypso, Inc. (the “Company”) issued a press release regarding the decision from the Patent Trial and Appeals Board in relation to its ongoing patent litigation. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1

The information furnished pursuant to Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

Item 9.01        Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.                    Description

99.1                             Press Release, dated December 19, 2014, issued by the Company

SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE CALYPSO, INC.

Date:  December 19, 2014                                          By: /s/ Andrew Levi

                                                                                           Andrew Levi

                                                                                           Co-Chief Executive Officer